Exhibit 14.1


                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-12586, 333-13786, 333-14142,
333-83914 and 333-104070), of our report dated February 5, 2004 , with respect to the consolidated financial statement of Alvarion Ltd. included in this annual report on Form 20-F for year ended December 31, 2003.



                                     /s/ KOST, FORER and GABBAY
Tel-Aviv, Israel                     A Member of Ernst & Young Global


_______, 2004